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                   EXHIBIT 23.06 - PRICEWATERHOUSECOOPERS(CA)



                                  Exhibit 23.06

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of USA Networks, Inc. of our report dated December 8, 1997 relating to the financial statements of Universal Television Group appearing on page I-9 of HSN, inc's (subsequently renamed USA Networks, Inc.) proxy statement dated January 12, 1998.


                                          /s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

September 29, 1998
Century City, CA